Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes
Income Taxes

Note 7 - Income Taxes

The provision for (benefit from) income taxes for 2019 and 2018 consists of the following:

	2019	2018
	(In Thousands)
Current
Federal	$106	$163
State	3	4
Deferred	(210)	(135)
	$(101)	$32

The Company’s effective tax rate was 16% and 19% in 2019 and 2018, respectively. The effective tax rate primarily reflects the impact of non-tax interest and dividends from tax exempt securities.

Items that give rise to differences between income tax expense included in the consolidated statements of income and taxes computed by applying the statutory federal tax at a rate of 21% included the following (dollars in thousands):

	2019		2018
		% of Pre-tax		% of Pre-tax
	Amount	Income	Amount	Income
Federal Tax at a Statutory rate	$(129)	21%	$35	21%
State taxes, net of Federal provision	422	(69)	14	9
Change in valuation allowance	(419)	68	(11)	(7)
Nontaxable interest and dividend income	(18)	3	(19)	(11)
Other items	43	(7)	13	7
Income tax provision	$(101)	16%	$32	19%

Deferred income tax assets and liabilities resulting from temporary differences are summarized as follows and are included in other assets at December 31, 2019 and at December 31, 2018 in the accompanying consolidated balance sheets:

	2019	2018
	(In Thousands)
Deferred tax assets:
Deferred loan origination fees	$75	$94
Allowance for loan losses - Federal	485	408
State tax credits	180	825
Supplemental Executive Retirement Plan	221	216
Unrealized loss on securities available for sale	3	49
Net operating loss	639	477
Stock compensation	42	32
Depreciation	128	—
Other	84	43

	1,857	2,144
Valuation allowance	(994)	(1,413)
Total deferred tax assets, net of valuation allowance	863	731

Deferred tax liabilities:
Depreciation	—	(9)
Mortgage servicing rights	(190)	(213)

Total deferred tax liabilities	(190)	(222)

Net deferred tax asset	$673	$509

The Company has recorded a valuation allowance for mortgage recording tax credits incurred before 2015 as well as state tax deductions since anticipated levels of future state taxable income makes it more likely than not that all of these tax benefits will not be used. Beginning in 2015, the New York State Special Additional Mortgage Recording Tax Credit became a refundable credit, with the exception of residential mortgage loans originated in Erie County. To the extent that the credit exceeds the Company’s New York State tax liability, any remaining credit will be refunded to the Company.

As a thrift institution, the Bank is subject to special provisions in the income tax laws regarding its allowable income tax bad debt deduction and related tax basis bad debt reserves. Deferred income tax liabilities are to be recognized with respect to any base-year reserves which are to become taxable (or "recaptured") in the foreseeable future.

Under current income tax laws, the base-year reserves would be subject to recapture if the Company pays a cash dividend in excess of earnings and profits or liquidates. The Bank does not expect to take any actions in the foreseeable future that would require the recapture of any Federal reserves. As a result, a deferred tax liability has not been recognized with respect to the Federal base-year reserve of $1,518,000 at December 31, 2019 and 2018, because the Bank does not expect that this amount will become taxable in the foreseeable future. The unrecognized deferred tax liability with respect to the Federal base-year reserve was $319,000 at December 31, 2019 and 2018. It is more likely than not that this liability will never be incurred because, as noted above, the Bank does not expect to take any action in the future that would result in this liability being incurred.

The Company’s Federal and New York State tax returns, constituting the returns of the major taxing jurisdictions, are subject to examination by the taxing authorities for 2016, 2017, and 2018 as prescribed by applicable statute. No waivers have been executed that would extend the period subject to examination beyond the period prescribed by statute.